EXHIBIT 32


 ______________________________________________________________________________
 ______________________________________________________________________________







                         MEMC ELECTRONIC MATERIALS, INC.

                            (a Delaware corporation)


                        57,000,000 Shares of Common Stock





                             UNDERWRITING AGREEMENT









Dated:  February 17, 2005







 ______________________________________________________________________________
 ______________________________________________________________________________


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UNDERWRITING AGREEMENT.................................................................................1

SECTION 1.     Representations and Warranties..........................................................3
     (a)       Representations and Warranties by the Company...........................................3
               (i)      Compliance with Registration Requirements......................................3
               (ii)     Incorporated Documents.........................................................4
               (iii)    Independent Accountants........................................................4
               (iv)     Financial Statements...........................................................4
               (v)      No Material Adverse Change in Business.........................................4
               (vi)     Good Standing of the Company...................................................5
               (vii)    Good Standing of Subsidiaries..................................................5
               (viii)   Capitalization.................................................................6
               (ix)     Authorization of Agreement.....................................................6
               (x)      Description of Securities......................................................6
               (xi)     Absence of Defaults and Conflicts..............................................6
               (xii)    Absence of Labor Dispute.......................................................6
               (xiii)   Absence of Proceedings.........................................................7
               (xiv)    Accuracy of Exhibits...........................................................7
               (xv)     Possession of Intellectual Property............................................7
               (xvi)    Absence of Further Requirements................................................7
               (xvii)   Possession of Licenses and Permits.............................................8
               (xviii)  Title to Property..............................................................8
               (xix)    Investment Company Act.........................................................8
               (xx)     Environmental Laws.............................................................8
               (xxi)    Statistical Data...............................................................9
               (xxii)   No Brokers' Fees...............................................................9
               (xxiii)  Registration Rights............................................................9
               (xxiv)   Related Party Transactions.....................................................9
               (xxv)    ERISA..........................................................................9
               (xxvi)   Tax Returns...................................................................10
               (xxvii)  Disclosure Controls and Procedures............................................10
               (xxviii) Evaluation of Disclosure Controls and Procedures..............................10
               (xxix)   Absence of Significant Changes in Internal Controls...........................10
               (xxx)    Listing.......................................................................11
               (xxxi)   Internal Control..............................................................11
         (b)   Representations and Warranties by the Selling Stockholder..............................11
               (i)      Accurate Disclosure...........................................................11
               (ii)     Authorization of Agreements...................................................11
               (iii)    Good and Valid Title..........................................................12
               (iv)     Absence of Manipulation.......................................................12
               (v)      Absence of Further Requirements...............................................12
         (c)   Officer's Certificates.................................................................12
SECTION 2.     Sale and Delivery to Underwriters; Closing.............................................12
     (a)       Initial Securities.....................................................................12
     (b)       Option Securities......................................................................13
     (c)       Payment................................................................................13
     (d)       Denominations; Registration............................................................14
SECTION 3.     Covenants of the Company...............................................................14
     (a)       Compliance with Securities Regulations and Commission Requests.........................14
     (b)       Filing of Amendments...................................................................14
     (c)       Delivery of Registration Statements....................................................15
     (d)       Delivery of Prospectuses...............................................................15
     (e)       Continued Compliance with Securities Laws..............................................15
     (f)       Blue Sky Qualifications................................................................15
     (g)       Rule 158...............................................................................16
     (h)       Listing................................................................................16
     (i)       Restriction on Sale of Securities......................................................16
     (j)       Reporting Requirements.................................................................16
SECTION 4.     Payment of Expenses....................................................................16
     (a)       Expenses...............................................................................16
     (b)       Termination of Agreement...............................................................17
SECTION 5.     Conditions of Underwriters' Obligations................................................17
     (a)       Effectiveness of Registration Statement................................................17
     (b)       No Material Misstatement or Omission...................................................17
     (c)       Corporate Proceedings..................................................................18
     (d)       Opinion of Counsel for Company.........................................................18
     (e)       Opinion of Senniger, Powers, Leavitt & Roedel..........................................18
     (f)       Opinion of Abe, Ikubo & Katayama.......................................................18
     (g)       Opinion of Hwang Mok Park P.C..........................................................18
     (h)       Opinion of Studio Legale Tosato........................................................18
     (i)       Opinion of Counsel for the Selling Stockholder.........................................18
     (j)       Opinion of Counsel for Underwriters....................................................18
     (k)       Officers' Certificate..................................................................19
     (l)       Certificate of Selling Stockholder.....................................................19
     (m)       Accountant's Comfort Letter............................................................19
     (n)       Bring-down Comfort Letter..............................................................19
     (o)       No Objection...........................................................................19
     (p)       Lock-up Agreements.....................................................................20
     (q)       Conditions to Purchase of Option Securities............................................20
     (r)       No Material Adverse Change.............................................................21
     (s)       Additional Documents...................................................................21
     (t)       Termination of Agreement...............................................................21
SECTION 6.     Indemnification........................................................................22
     (a)       Indemnification of Underwriters........................................................22
     (b)       Indemnification of Underwriters by the Selling Stockholder.............................23
     (c)       Indemnification of Company, Directors and Officers and Selling Stockholder.............24
     (d)       Actions against Parties; Notification..................................................24
     (e)       Information Furnished by Underwriters..................................................25
     (f)       Settlement without Consent if Failure to Reimburse.....................................25
     (g)       Other Agreements with Respect to Indemnification.......................................25
SECTION 7.     Contribution...........................................................................25
SECTION 8.     Representations, Warranties and Agreements to Survive Delivery.........................27
SECTION 9.     Termination of Agreement...............................................................27
     (a)       Termination; General...................................................................27
     (b)       Liabilities............................................................................27
SECTION 10.    Default by One or More of the Underwriters.............................................28
SECTION 11.    Default by the Selling Stockholder.....................................................28
SECTION 12.    Notices................................................................................29
SECTION 13.    Counterparts...........................................................................29
SECTION 14.    Parties................................................................................29
SECTION 15.    Governing Law and Time.................................................................29
SECTION 16.    Effect of Headings.....................................................................29
SCHEDULES
         Schedule 1  - The Underwriters..........................................................Sch 1-1
         Schedule 2  - Securities to be Sold ....................................................Sch 2-1
         Schedule 3  - Pricing Information.......................................................Sch 3-1
         Schedule 4 -  List of Subsidiaries......................................................Sch 4-1
         Schedule 5  - List of Persons subject to Lock-up........................................Sch 5-1

EXHIBITS
         Exhibit A - Form of Opinion of Company's Counsel............................................A-1
         Exhibit B - Form of Opinion of Senniger, Powers, Leavitt & Roedel...........................B-1
         Exhibit C - Form Opinion of Abe, Ikubo & Katayama...........................................C-1
         Exhibit D - Form of Opinion of Hwang Mok Park P.C...........................................D-1
         Exhibit E - Form of Opinion of Studio Legale Tosato.........................................E-1
         Exhibit F - Form of Opinion of Counsel for the Selling Stockholder..........................F-1
         Exhibit G - Form of Lock-up Letter..........................................................G-1
         Exhibit G-1 - Form Lock-up Letter for TPG Wafer Holdings LLC................................G-4
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                                                                      EXHIBIT 32

                         MEMC ELECTRONIC MATERIALS, INC.

                            (a Delaware corporation)

                        57,000,000 Shares of Common Stock


                           (Par Value $.01 Per Share)

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                               February 17, 2005

LEHMAN BROTHERS INC.
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated

Citigroup Global Markets, Inc.
JMP Securities LLC
Needham & Company, Inc.
As Representatives of the several Underwriters

c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

         MEMC Electronic Materials, Inc., a Delaware corporation (the "Company"), and TPG Wafer Holdings LLC, a Delaware limited liability company (the "Selling Stockholder"), confirm their respective agreements with Lehman Brothers Inc. ("Lehman Brothers"), Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Citigroup Global Markets, Inc. ("Citigroup"), JMP Securities LLC ("JMP"), Needham & Company, Inc. ("Needham") and each of the other Underwriters named on Schedule 1 hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Lehman Brothers, Merrill Lynch, Citigroup, JMP and Needham are acting as representatives (in such capacity, the "Representatives") with respect to (i) the sale by the Selling Stockholder and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") set forth in Schedules 1 and 2 hereto and
(ii) the grant by the Selling Stockholder to the Underwriters of the option described in Section 2(b) hereof to purchase all or any part of 8,550,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 57,000,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 8,550,000 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

         The Company and the Selling Stockholder understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-122520), including the related preliminary prospectus or prospectuses covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement (as so amended, if applicable), including the exhibits and any schedules thereto, the Rule 430A Information and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time such registration statement became effective, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Securities, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

SECTION 1 Representations and Warranties.

         (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

                  (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                           At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not as of such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include as of such times an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Lehman Brothers or Merrill Lynch expressly for use in the Registration Statement or Prospectus.

                           Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply as of such times in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and if any Option Securities are purchased, at the Date of Delivery), did not and will as of such times not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iv) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated Subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States ("GAAP") with respect to the Company's consolidated financial statements and condensed financial information and generally accepted accounting principles applied in the Republic of China with respect to Taisil Electronic Materials Corporation's ("Taisil") financial statements, in each case applied on a consistent basis throughout the periods involved except as otherwise disclosed in such financial statements. The supporting schedules, if any, included in the Registration Statement and Prospectus present fairly in accordance with GAAP the information required to be stated therein. The summary consolidated financial data and the financial information set forth under "Recent Developments" in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which may reasonably be expected to result in a Material Adverse Effect, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries otherwise than as set forth or contemplated in the Prospectus or the Company's press release dated January 27, 2005 and furnished to the SEC on Form 8-K, and except for changes to the Company's capital stock as a result of the exercise of stock options under employee benefit plans subsequent to December 31, 2004.

                  (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vii) Good Standing of Subsidiaries. Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Significant Subsidiary" and, collectively, the "Significant Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement (including the documents incorporated by reference therein), all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, other than the capital stock of Taisil, MEMC Korea Company and MEMC Kulim Electronic Materials, Sdn. Bhd., is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for the security interests in such capital stock granted to certain lenders, noteholders and guarantors as described in the Prospectus; none of the outstanding shares of capital stock of any Significant Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Significant Subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Schedule 4 hereto (each a "Subsidiary" and, collectively, the "Subsidiaries").

                  (viii) Capitalization. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

                  (ix) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

                  (x) Description of Securities. The Common Stock conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same.

                  (xi) Absence of Defaults and Conflicts. Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action of the Company and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or, except as set forth or contemplated in the Prospectus, Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary for which the holder has not agreed to waive or forego such right.

                  (xii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                  (xiii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

                  (xiv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

                  (xv) Possession of Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, covenants not to sue, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would reasonably be expected to render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

                  (xvi) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any third party or any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been obtained by the Company, and except for applicable state securities or blue sky laws and requirements of the National Association of Securities Dealers, Inc. (the "NASD").

                  (xvii) Possession of Licenses and Permits. The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to possess such Governmental Licenses, could not reasonably be expected to have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xviii) Title to Property. The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Registration Statement and the Prospectus, (b) secure debt instruments and/or credit facilities reflected in the financial statements included in the Registration Statement or Prospectus or (c) do not, singly or in the aggregate, have a Material Adverse Effect and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; except as otherwise disclosed in the Registration Statement, all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xix) Investment Company Act. The Company is not, and upon the sale of the Securities as herein contemplated will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xx) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) to the knowledge of the Company, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xxi) Statistical Data. The statistical and market-related data included in the Prospectus and the Registration Statement are based on or derived from sources which the Company believes to be reliable and accurate.

                  (xxii) No Brokers' Fees. Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

                  (xxiii) Registration Rights. Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the 1933 Act. Except as disclosed in the Prospectus and except with respect to the registration rights exercised by the Selling Stockholder hereunder, all persons (A) to whom the Company has granted such demand or piggyback registration rights and (B) whose rights may be exercised in connection with the registration and offering of the Securities have waived such registration rights.

                  (xxiv) Related Party Transactions. No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

                  (xxv) ERISA. Except as would not reasonably be expected to have a Material Adverse Effect, the Company and its Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any Subsidiary of the Company would have any liability; neither the Company nor any of its Subsidiaries has incurred nor does the Company or any of its Subsidiaries expect to incur liability under (A) Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan" or (B) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any Subsidiary of the Company would have any liability that is intended to be qualified under
         Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (xxvi) Tax Returns. The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have) a Material Adverse Effect.

                  (xxvii) Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (A) are designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the 1934 Act are being prepared;
         (B) have been evaluated for effectiveness as of September 30, 2004; and
         (C) are effective in all material respects to perform the functions for which they were established.

                  (xxviii) Evaluation of Disclosure Controls and Procedures. Based on the evaluation of its disclosure controls and procedures through the date hereof, the Company is not aware of (A) any significant deficiency in the design or operation of internal control over financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal control over financial reporting; or
         (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting and that has not been reported to the Company's registered public accounting firm and the Audit Committee of the Company's Board of Directors.

                  (xxix) Absence of Changes in Internal Controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no changes in internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses, that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

                  (xxx) Listing. The Securities are listed on the New York Stock Exchange.

                  (xxxi) Internal Control. The Company and its Subsidiaries have implemented such programs and are taking such steps as are necessary to effect compliance (not later than the relevant statutory and regulatory deadline therefor) with all provisions of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations implemented pursuant thereto and have not received, orally or in writing, any notification that its registered public accounting firm believes that the Company will not be able to complete its assessment before the reporting deadline, or, if completed, that it will not be completed in sufficient time for the registered public accounting firm to complete its assessment or will not be able to issue unqualified attestation reports with respect thereto.

         (b) Representations and Warranties by the Selling Stockholder. The Selling Stockholder represents and warrants to each Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Stockholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with each Underwriter, as follows:

                  (i) Accurate Disclosure. The Selling Stockholder has reviewed the Prospectus, and to the knowledge of the Selling Stockholder, neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include as of such times an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Lehman Brothers or Merrill Lynch expressly for use in the Prospectus.

                  (ii) Authorization of Agreements. The Selling Stockholder has the full right, limited liability company power and authority to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Stockholder hereunder. The execution and delivery of this Agreement and the sale and delivery of the Securities to be sold by the Selling Stockholder and the consummation of the transactions contemplated herein and compliance by the Selling Stockholder with its obligations hereunder have been duly authorized by the Selling Stockholder and do not and will not, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the property or assets of the Selling Stockholder is subject, nor will such action result in any violation of the provisions of the organizational documents of the Selling Stockholder, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its properties.

                  (iii) Good and Valid Title. The Selling Stockholder has and will at the Closing Time and, if any Option Securities are purchased, on the Date of Delivery have good and valid title to the Securities to be sold by the Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code as in effect in the State of New York), each such Underwriter will receive good and valid title to the Securities purchased by it from the Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                  (iv) Absence of Manipulation. The Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (v) Absence of Further Requirements. Except for the registration of the Securities under the 1933 Act and such consents, approvals, authorizations, registrations, filings or qualifications as may be required under the 1934 Act and applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters, no filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Selling Stockholder of its obligations hereunder or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement.

         (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholder as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Selling Stockholder to the Underwriters as to the matters covered thereby.

SECTION 2. Sale and Delivery to Underwriters; Closing.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholder, at the price per share set forth in Schedule 3, that proportion of the number of Initial Securities set forth in Schedule 2 opposite the name of the Selling Stockholder which the number of Initial Securities set forth in Schedule 1 opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholder hereby grants an option to the Underwriters, severally and not jointly, to purchase, severally and not jointly, up to an additional 8,550,000 shares of Common Stock at the price per share set forth in
Schedule 3, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon written notice by the Representatives to the Company and the Selling Stockholder setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule 1 opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 8911 Capital of Texas Highway, Suite 3350, Austin, Texas 78759, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Stockholder, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Stockholder (such time and date of payment and delivery being herein called "Closing Time").

         In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Stockholder, on each Date of Delivery as specified in the notice from the Representatives to the Company and the Selling Stockholder.

         Payment shall be made to the Selling Stockholder by wire transfer of immediately available funds to bank accounts designated by the Selling Stockholder against delivery through the facilities of The Depository Trust Company to the Representatives for the respective accounts of the several Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Lehman Brothers or Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

         (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b) hereof, will comply with the requirements of Rule 424 and Rule 430A and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) Filing of Amendments. During the period in which a Prospectus is required by the 1933 Act to be delivered in connection with the sale of the Securities (the "Prospectus Delivery Period"), the Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

         (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to each of the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the Prospectus Delivery Period, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time during the Prospectus Delivery Period, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (f) Blue Sky Qualifications. The Company will use commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

         (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (h) Listing. The Company will use its best efforts to maintain the quotation of the Securities on the New York Stock Exchange.

         (i) Restriction on Sale of Securities. During a period of ninety (90) days from the date of the Prospectus, the Company will not, without the prior written consent of Lehman Brothers and Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus or (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus.

         (j) Reporting Requirements. The Company, during the Prospectus Delivery Period, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

SECTION 4. Payment of Expenses.

         (a) Expenses. The Selling Stockholder will pay all expenses incident to the performance by the Company of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any preliminary prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement, (iii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, or delivery of the Securities,
(iv) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (v) the fees and disbursements of the Company's counsel, the Selling Stockholder's counsel, accountants and other advisors, (vi) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vii) the printing and delivery to the Underwriters of copies of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (viii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (ix) the fees and expenses of any transfer agent or registrar for the Securities, (x) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters and (xi) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities.

         (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5(t) or Section 9(a)(i) hereof, the Selling Stockholder shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters, incurred in connection with the transactions contemplated by this Agreement.

SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholder contained in Section 1 hereof or in certificates of any officer of the Company or any Subsidiary of the Company or on behalf of the Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder and the performance by the Selling Stockholder of its covenants and other obligations hereunder, and to the following further conditions:

         (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

         (b) No Material Misstatement or Omission. No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Time or the relevant Date of Delivery, as the case may be, that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact, which in the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (c) Corporate Proceedings. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholder shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

         (d) Opinion of Counsel for Company. At Closing Time, the
Representatives shall have received the favorable opinion, dated as of Closing Time, of Bryan Cave LLP, counsel for the Company, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit A hereto.

         (e) Opinion of Senniger, Powers, Leavitt & Roedel. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Senniger, Powers, Leavitt & Roedel, special counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit B hereto.

         (f) Opinion of Abe, Ikubo & Katayama. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Abe, Ikubo & Katayama, special counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit C hereto.

         (g) Opinion of Hwang Mok Park P.C. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Hwang Mok Park P.C., special counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit D hereto.

         (h) Opinion of Studio Legale Tosato. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Studio Legale Tosato, special counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit E hereto.

         (i) Opinion of Counsel for the Selling Stockholder. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Selling Stockholder, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect set forth in Exhibit F hereto.

         (j) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its Subsidiaries and certificates of public officials.

         (k) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

         (l) Certificate of Selling Stockholder. At Closing Time, the Representatives shall have received a certificate of an Attorney-in-Fact on behalf of the Selling Stockholder, dated as of Closing Time, to the effect that
(i) the representations and warranties of the Selling Stockholder contained in
Section 1(b) hereof are true and correct in all material respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the Selling Stockholder has complied in all material respects with all agreements to be performed under this Agreement, including its obligations to fulfill its conditions set forth in Section 5 hereof, at or prior to Closing Time.

         (m) Accountant's Comfort Letter. The Representatives shall have received from KPMG LLP a letter dated as of the date hereof, in form and substance previously agreed to by the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus. (n) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (m) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

         (o) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (p) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received (i) an agreement substantially in the form of Exhibit G hereto signed by the persons listed on Schedule 5 hereto and (ii) an agreement substantially in the form of Exhibit G-1 hereto signed by the Selling Stockholder.

         (q) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Stockholder contained herein and the statements in any certificates furnished by the Company or any Subsidiary of the Company and the Selling Stockholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                  (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(k) hereof remains true and correct as of such Date of Delivery.

                  (ii) Certificate of Selling Stockholder. A certificate, dated such Date of Delivery, of an Attorney-in-Fact on behalf of the Selling Stockholder confirming that the certificate delivered at Closing Time pursuant to Section 5(l) remains true and correct as of such Date of Delivery.

                  (iii) Opinion of Counsel for Company. The favorable opinion of Bryan Cave LLP, counsel for the Company, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (iv) Opinion of Senniger, Powers, Leavitt & Roedel. The favorable opinion of Senniger, Powers, Leavitt & Roedel, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

                  (v) Opinion of Abe, Ikubo & Katayama. The favorable opinion of Abe, Ikubo & Katayama, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof.

                  (vi) Opinion of Hwang Mok Park P.C. The favorable opinion of Hwang Mok Park P.C., counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(g) hereof.

                  (vii)....Opinion of Studio Legale Tosato. The favorable
opinion of Studio Legale Tosato, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(h) hereof.

                  (viii) Opinion of Counsel for the Selling Stockholder. The favorable opinion of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Selling Stockholder, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(i) hereof.

                  (ix) Opinion of Counsel for Underwriters. The favorable opinion of Wilson Sonsini Goodrich & Rosati, PC, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(j) hereof.

                  (x) Bring-down Comfort Letter. A letter from KPMG LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(m) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

         (r) No Material Adverse Change. Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest financial statements included or incorporated by reference in the Prospectus (i) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development that could reasonably be expected to result in a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is or would be, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at the relevant Closing Time or the relevant Date of Delivery on the terms and in the manner contemplated in the Prospectus.

         (s) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholder in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

         (t) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company and the Selling Stockholder at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6. Indemnification.

         (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

              (i) against any and all loss, liability, claim, damage, expense or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), as incurred, arising out of (A) any untrue statement or alleged untrue statement of a material fact contained (x) in the Registration Statement (or any amendment thereto), any preliminary prospectus, or the Prospectus (or any amendment or supplement thereto), or (y) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any roadshow or investor presentations made to investors by the Company (whether in person or electronically) ("Marketing Materials"), (B) the omission or alleged omission in the Registration Statement (or any amendment thereto), any preliminary prospectus, or the Prospectus (or any amendment or supplement thereto), or in any Marketing Materials of a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, not misleading, or (C) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (A) or (B) above (provided that the Company shall not be liable under this clause (C) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct);

              (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company and the Selling Stockholder; and

              (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Lehman Brothers and Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or
         (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Lehman Brothers or Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), which information consists solely of the information specified in Section 6(e) hereof. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

         (b) Indemnification of Underwriters by the Selling Stockholder. The Selling Stockholder, solely with respect to itself, agrees to indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage, expense or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), as incurred, arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), any preliminary prospectus, or the Prospectus (or any amendment or supplement thereto), or (2) the omission or alleged omission in the Registration Statement (or any amendment thereto), any preliminary prospectus, or the Prospectus (or any amendment or supplement thereto), of a material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, in the case of subparagraphs
(1) and (2) of this Section 6(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon or in conformity with written information furnished to the Company or such Underwriter by the Selling Stockholder directly or through the Selling Stockholder's representatives, specifically for use in the preparation thereof; and shall reimburse each Underwriter, its directors, officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholder shall not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of, or is based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Lehman Brothers or Merrill Lynch expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus (or in any amendment or supplement thereto), which information consists solely of the information specified in Section 6(e) hereof and provided, further, that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, liability, claim, damage or expense purchased Securities, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to this Agreement and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, liability, claim, damage or expense. However, in no event shall the Selling Stockholder be liable under the provisions of this Section 6 for any amount in excess of the total proceeds received by the Selling Stockholder from the sale of the Securities by the Selling Stockholder (after deducting commissions, but before taxes and any other expenses) pursuant to this Agreement. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholder may otherwise have to any Underwriter or any officer, employee or controlling person of that Underwriter.

         (c) Indemnification of Company, Directors and Officers and Selling Stockholder. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the Selling Stockholder and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsections (a) and (b) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), any preliminary prospectus, or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Lehman Brothers or Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto), which information consists solely of the information specified in Section 6(e) hereof. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or the Selling Stockholder or any officer, employee or controlling person of the Company or the Selling Stockholder.

         (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Sections 6(a) and (b) above, counsel to the indemnified parties shall be selected by Lehman Brothers and Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company or the Selling Stockholder, as the case may be. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties (which consent will not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (e) Information Furnished by Underwriters. The Underwriters confirm and the Company and the Selling Stockholder acknowledge that the statements with respect to the public offering of the Securities by the Underwriters set forth on the cover page of, the name of the Underwriters and its participation in the sale of Securities under the caption "Underwriting" in, the paragraphs addressing the underwriting discount, concessions and reallowances, stabilization, short positions and penalty bids appearing under the caption "Underwriting" in, and the paragraphs under the heading "Relationships" appearing under the caption "Underwriting" in the Prospectus constitute the only information concerning the Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

         (f) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (g) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement between the Company and the Selling Stockholder with respect to indemnification.

SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Selling Stockholder on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Selling Stockholder and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

         The relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         The Selling Stockholder shall not be required to contribute any amount in excess of the total proceeds received by the Selling Stockholder from the offering of the Securities by the Selling Stockholder (after deducting commissions, but before taxes and other expenses).

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling Stockholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in
Schedule 1 hereto and not joint.

         The provisions of this Section shall not affect any agreement between the Company and the Selling Stockholder with respect to contribution.

SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its Subsidiaries or the Selling Stockholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Stockholder, and shall survive delivery of the Securities to the Underwriters.

SECTION 9. Termination of Agreement.

         (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholder, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any amendment or supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, including, without limitation, as a result of terrorist activities, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

              (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

              (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery, shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Selling Stockholder to sell the relevant Option Securities, as the case may be, either the Representatives or the Selling Stockholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

SECTION 11. Default by the Selling Stockholder. If the Selling Stockholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which the Selling Stockholder is obligated to sell hereunder, then the Underwriters may, at the option of the Representatives, by notice from the Representatives to the Company and the Selling Stockholder, either (i) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (ii) elect to purchase the Securities which the Selling Stockholder has agreed to sell hereunder. No action taken pursuant to this
Section 11 shall relieve the Selling Stockholder so defaulting from liability, if any, in respect of such default.


         In the event of a default by the Selling Stockholder as referred to in this Section 11, each of the Representatives and the Company shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, attention of Syndicate Registration Department (Fax: (212) 526-0943), with a copy, in the case of any notice pursuant to Section 6(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 15th Floor, New York, NY 10022, and at Merrill Lynch, Pierce, Fenner & Smith Incorporated, 3075 B Hansen Way, Palo Alto, CA 94304-1025, attention of Chet Bozdog; notices to the Company shall be directed to it at 501 Pearl Drive (City of O'Fallon), St. Peters, Missouri 63376, attention of David
L. Fleisher (Fax: (636) 474-5158); and notices to the Selling Stockholder shall be directed to TPG Wafer Holdings LLC, c/o Texas Pacific Group, 301 Commerce Street, Suite 3300, Fort Worth, TX 76102 (Fax: (817) 871-4088), attention of David A. Spuria.

SECTION 13. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

SECTION 14. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Stockholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Stockholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 15. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 16. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                                                      EXHIBIT 32


         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement by and among the Underwriters, the Selling Stockholder and the Company in accordance with its terms.

                                   Very truly yours,

                                   MEMC ELECTRONIC MATERIALS, INC.

                                   By  /s/ Tom Linnen
                                       ----------------------------------------
                                       Name: Tom Linnen
                                       Title:  Senior Vice President and Chief
                                                  Financial Officer

                                   TPG WAFER HOLDINGS LLC


                                   By:      TPG WAFER PARTNERS LLC,
                                            its managing member

                                   By  /s/ David A. Spuria
                                       ----------------------------------------
                                       Name:  David A. Spuria
                                       Title:  Vice President

CONFIRMED AND ACCEPTED, as of the date first above written:

LEHMAN BROTHERS INC.
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                      INCORPORATED

CITIGROUP GLOBAL MARKETS INC.
JMP SECURITIES LLC
NEEDHAM & COMPANY, INC.

By: LEHMAN BROTHERS INC.

By             /s/ CHRIS COLPITTS
  -----------------------------------------------------
                Authorized Signatory

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                             INCORPORATED

By              /s/ CHET BOZDOG
  -----------------------------------------------------
                Authorized Signatory

For themselves and as Representatives of the other Underwriters named in
Schedule 1 hereto.

                                   SCHEDULE 1


                                                                     Number of
                                                                      Initial
                   Name of Underwriters                             Securities
                   --------------------                             ----------

Lehman Brothers Incorporated                                        18,480,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated                  20,160,000
Citigroup Global Markets, Inc.                                       9,520,000
JMP Securities LLC                                                   3,920,000
Needham & Company, Inc.                                              3,920,000
A.G. Edwards & Sons, Inc.                                              100,000
Edward D. Jones & Co., L.P.                                            100,000
Keybanc Capital Markets, A Division of McDonald Investments Inc.       100,000
Maxim Group LLC                                                        100,000
Oppenheimer & Co. Inc.                                                 100,000
Piper Jaffray & Co.                                                    100,000
RBC Capital Markets Corporation                                        100,000
Stifel, Nicolaus & Company, Incorporated                               100,000
Wedbush Morgan Securities Inc.                                         100,000
Wells Fargo Securities, LLC                                            100,000


Total                                                               57,000,000
                                                                    ==========

                                   SCHEDULE 2

                                Number of Initial       Maximum Number of Option
                              Securities to be Sold       Securities to Be Sold
                              ---------------------       ---------------------
TPG Wafer Holdings LLC........     57,000,000                   8,550,000

                                   SCHEDULE 3

                         MEMC ELECTRONIC MATERIALS, INC.

                        57,000,000 Shares of Common Stock
                           (Par Value $.01 Per Share)




         1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $11.50.

         2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $11.0112, being an amount equal to the initial public offering price set forth above less $0.4888 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                   SCHEDULE 4

                              List of Subsidiaries


MEMC Electronic Materials (UK) Ltd.

MEMC Electronic Materials France Sarl

MEMC Electronic Materials Sales, Sdn. Bhd.

MEMC Electronic Materials, GmbH

MEMC Electronic Materials, S.p.A.

MEMC Electronic Materials, Sdn. Bhd.

MEMC Holding B.V.

MEMC Holdings Corporation

MEMC International, Inc.

MEMC Japan Ltd.

MEMC Korea Company

MEMC Kulim Electronic Materials, Sdn. Bhd.

MEMC Pasadena, Inc.

MEMC Southwest Inc.

PlasmaSil, LLC

SiBond, LLC

Taisil Electronic Materials Corporation

                                   SCHEDULE 5

                          List of persons and entities
                               subject to lock-up


Nabeel Gareeb
Tom Linnen
Shaker Sadasivam
Sylvia Roberts-Toomer
John Kauffmann
David L. Fleisher
Robert J. Boehlke
Jean-Marc Chapus
John G. Danhakl
Eugene J. Frantz
John Marren
C. Douglas Marsh
William E. Stevens
James B. Williams

                                                                       Exhibit A



                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(d)


                       [Bryan Cave Opinion to be attached]

                                                                       Exhibit B


              FORM OF OPINION OF SENNIGER, POWERS, LEAVITT & ROEDEL
                    TO BE DELIVERED PURSUANT TO SECTION 5(e)


                    [Senniger Powers Opinion to be attached]

                                                                       Exhibit C


                    FORM OF OPINION OF ABE, IKUBO & KATAYAMA
                    TO BE DELIVERED PURSUANT TO SECTION 5(f)



MEMC Japan (a) has been duly incorporated and is validly existing as a limited liability company (Kabushiki Kaisha) under the Commercial Code of Japan, (b) has corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as presently conducted under the laws of Japan and (c) is duly qualified as a foreign corporation or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. All of the issued and outstanding capital stock of MEMC Japan has been duly authorized and validly issued and is fully paid and non-assessable. To our knowledge, all of the issued and outstanding capital stock of MEMC Japan is owned by the Company.

For purposes of this opinion, a "Material Adverse Effect" means a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospectus of MEMC Japan.

                                                                       Exhibit D


                     FORM OF OPINION OF HWANG MOK PARK P.C.
                    TO BE DELIVERED PURSUANT TO SECTION 5(g)


           1. The Company is a joint stock corporation (chusik hoesa) duly incorporated and validly existing in good standing under the laws of Korea;

           2. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted;

           3. To the best of our knowledge after due inquiry, the Company is duly qualified as a joint stock corporation (chusik hoesa) to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. For the purpose of this opinion, a "Material Adverse Effect" means a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company; and

           4. All of the issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and non-assessable. To our knowledge, forty percent (40%) of the issued and outstanding capital stock of the Company is owned by MEMC International, Inc. and another forty percent (40%) of the issued and outstanding capital stock of the Company is owned by MEMC Holding B.V.

                                                                       Exhibit E


                     FORM OF OPINION OF STUDIO LEGALE TOSATO
                    TO BE DELIVERED PURSUANT TO SECTION 5(h)


MEMC Electronic Materials, S.p.A. (a) has been duly incorporated and is validly existing as a corporation in good standing under the laws of Italy, (b) has corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as presently conducted and (c) is duly qualified to transact business and is in good standing in each jurisdiction where it owns or leases property or otherwise conducts business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect. All of the issued and outstanding capital stock of MEMC Electronic Materials, S.p.A. has been duly authorized and validly issued and is fully paid and non-assessable. To our knowledge, all of the issued and outstanding capital stock of MEMC Electronic Materials, S.p.A. is owned by MEMC Electronic Materials, Inc. To our knowledge, 100% of the issued and outstanding capital stock of MEMC Holding B.V. is owned by MEMC Electronic Materials, S.p.A. The issued and outstanding capital stock of MEMC Holding B.V. that is owned by MEMC Electronic Materials, S.p.A. is, to our knowledge, owned free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim.
For purposes of this opinion, a "Material Adverse Effect" means a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of MEMC Electronic Materials, S.p.A.

                                                                       Exhibit F


             FORM OF OPINION OF COUNSEL FOR THE SELLING STOCKHOLDER
                    TO BE DELIVERED PURSUANT TO SECTION 5(j)


                    [Cleary, Gottlieb Opinion to be attached]

                                                                       Exhibit G


                            LOCK-UP LETTER AGREEMENT


                                                                February 1, 2005


LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED CITIGROUP GLOBAL MARKETS INC. JMP SECURITIES LLC
NEEDHAM & COMPANY, INC.

As the several
Underwriters named in Schedule 1
to the Underwriting Agreement,
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Tower
250 Vesey Street
New York, New York 10281

Dear Sirs:

         The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of shares (the "Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of MEMC Electronic Materials, Inc., a Delaware corporation (the "Company") held by a certain stockholder of the Company (the "Selling Stockholder"), and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

         In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could reasonably be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares) owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of ninety (90) days after the date of the final Prospectus relating to the Offering.

         The foregoing sentence shall not apply to bona fide gifts, sales or other dispositions of shares of any class of the Company's capital stock, in each case that are made exclusively between and among the undersigned or members of the undersigned's family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of the lock-up letter agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto,
(ii) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) made after the expiration of the ninety (90)-day period referred to above), (iii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition, and (iv) the undersigned notifies Lehman Brothers' Equity Capital Markets and Merrill Lynch Equity Capital Markets at least two business days prior to the proposed transfer or disposition.

         In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

         It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective before April 30, 2005, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, we will be released from our obligations under this Lock-Up Letter Agreement.

         The undersigned understands that the Company, the Selling Stockholder and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

         Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholder and the Underwriters.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents reasonably necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                            Very truly yours,

                                            By:
                                               ---------------------------------

Dated: February __, 2005

                                                                     Exhibit G-1

                            LOCK-UP LETTER AGREEMENT


                                                                February 1, 2005


LEHMAN BROTHERS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED CITIGROUP GLOBAL MARKETS INC. JMP SECURITIES LLC
NEEDHAM & COMPANY, INC.

As the several
Underwriters named in Schedule 1
to the Underwriting Agreement,
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Tower
250 Vesey Street
New York, New York 10281

Dear Sirs:

         The undersigned understands that you and certain other firms propose to enter into an Underwriting Agreement (the "Underwriting Agreement") providing for the purchase by you and such other firms (the "Underwriters") of shares (the "Shares") of Common Stock, par value $.01 per share (the "Common Stock"), of MEMC Electronic Materials, Inc., a Delaware corporation (the "Company") held by one of the undersigned stockholders of the Company (the "Selling Stockholder"), and that the Underwriters propose to reoffer the Shares to the public (the "Offering").

         In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could reasonably be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares) owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the completion of the Offering, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of one hundred eighty (180) days after the date of the final Prospectus relating to the Offering.

         The foregoing sentence shall not apply to bona fide gifts, sales or other dispositions of shares of any class of the Company's capital stock, in each case that are made exclusively between and among the undersigned or members of the undersigned's family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any such transfer that (i) the transferee/donee agrees to be bound by the terms of the lock-up letter agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto,
(ii) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be required or shall be voluntarily made in connection with such transfer or distribution (other than a filing on a Form 5, Schedule 13D or Schedule 13G (or 13D-A or 13G-A) made after the expiration of the one hundred eighty (180)-day period referred to above), (iii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended, and the Exchange Act) to make, and shall agree to not voluntarily make, any public announcement of the transfer or disposition, and (iv) the undersigned notifies Lehman Brothers' Equity Capital Markets and Merrill Lynch Equity Capital Markets at least two business days prior to the proposed transfer or disposition.

         In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

         It is understood that, if the Company notifies you that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective before April 30, 2005, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, we will be released from our obligations under this Lock-Up Letter Agreement.

         The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

         Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Stockholder and the Underwriters.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents reasonably necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                              Very truly yours,




                                              TPG WAFER HOLDINGS LLC

                                              By:
                                                 ----------------------------

                                                   Name:

                                                   Title:




Dated: February __, 2005